UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 17, 2011

VOLT INFORMATION SCIENCES, INC.
(Exact Name of Registrant as Specified in Its Charter)

New York	001-9232	13-5658129
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1065 Avenue of the Americas, New York	10018
(Address of Principal Executive Offices)	(Zip Code)

(212) 704-2400
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the ExchangeAct (17 CFR 240.13e-4(c))

Item 5.04.	Temporary Suspension of Trading under Registrant’s Employee Benefits Plans.

On February 17, 2011, Volt Information Sciences, Inc. (the “Company”) delivered a blackout notice to its directors and executive officers informing them of a temporary suspension of purchases by employees, including directors and executive officers, of the Company and its subsidiaries of shares of the Company’s common stock in investment funds offered by the 401(k) Plan that invest in the Company’s common stock and new contributions, and transfers, into those funds, and the resulting blackout restrictions imposed upon the Company’s directors and executive officers under Section 306(a) of the Sarbanes-Oxley Act of 2002, which supplements the blackout period applicable under the Company’s Insider Trading Policy. Attached hereto as Exhibit 99.1 and incorporated by reference is a copy of the blackout notice.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits:

99.1	Notice to executive officers and directors of Volt Information Sciences, Inc. dated February 17, 2011.

S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLT INFORMATION SCIENCES, INC.

Date:	February 17, 2011	By:	/s/ Howard B. Weinreich
Howard B. Weinreich, Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit
Number

99.1	Notice to executive officers and directors of Volt Information Sciences, Inc. dated February 17, 2011.